                                                                  EXHIBIT 10.10a



            MODIFIED LIST OF PARTIES TO CHANGE OF CONTROL AGREEMENT



The following agreements are substantially identical to the Form of Change of Control Agreement shown here, except for the names and therefore are not filed as separate documents in accordance with Exchange Act rule 12b-31.

Form of Change of Control Agreement dated as of October 30, 1996 between Zale Corporation (the "Company"), and the following "Key Employees":

1)        Thomas A. Carroll
2)        David W. Howard
3)        Gregory Humenesky
4)        Mark R. Lenz
5)        Stephen C. Massanelli
6)        Gary W. Melton
7)        Ervin G. Polze